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                                                                    EXHIBIT 4(K)

                             CERTIFICATE OF TRUST

          The undersigned, the trustees of Alcoa Trust I, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. (S) 3810 et
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seq., hereby certify as follows:
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          (a)  The name of the business trust being formed hereby (the "Trust")
               is "Alcoa Trust I."

          (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

               Chase Manhattan Bank Delaware
               1201 Market St.
               Wilmington, DE 19801
               Attention: Trust Department

          (c) This Certificate of Trust shall be effective as of the date of filing.

Dated:  July 10, 1998
                                /S/ Cynthia E. Holloway
                               -----------------------------------
                               CYNTHIA E. HOLLOWAY
                               Regular Trustee


                                /S/ Robert G. Wennemer
                               ----------------------------------
                               ROBERT G. WENNEMER
                               Regular Trustee


                                /S/ Richard B. Kelson
                               ----------------------------------
                               RICHARD B. KELSON
                               Regular Trustee


                               CHASE MANHATTAN BANK DELAWARE, as
                                Delaware Trustee


                               By: /S/ Denis Kelly
                                  -------------------------------
                                  Denis Kelly
                                  Trust Officer


                               THE CHASE MANHATTAN BANK, as
                                Institutional Trustee

                               By: /S/ Joanne Adamis
                                  -------------------------------
                                  Joanne Adamis
                                  Assistant Vice President